EXHIBIT 10.55

                                      LEASE


         THIS LEASE, dated this 8th day of March, 2000, by and between TECHNOLOGY PARK ASSOCIATES, L.L.C. or its nominee with an office in the City of Torrington, County of Litchfield, State of Connecticut (the "Landlord"), and FuelCell Energy, Inc., with an office and place of business in Danbury, Connecticut (the "Tenant").


                              W I T N E S S E T H :


         1. Premises. In consideration of the rents and covenants herein contained, the Landlord does hereby lease unto the Tenant, and the Tenant does hereby hire from the Landlord, the real property known as proposed Lot #8 which is a portion of Lot #5 in Technology Park, Technology Park Road, situated in the Town of Torrington, County of Litchfield, and State of Connecticut, which real property with the building and improvements thereon is more particularly described in Exhibit A attached hereto and made a part hereof (the "Premises"). Landlord shall construct an approximately 65,000 square foot building at the Premises (the "Building") based on the plans and specifications attached hereto as Exhibit B. The term "Premises" as used herein shall include, but not be limited to, the Building.

         2. Term. TO HAVE AND TO HOLD for a term of ten (10) years subject to the terms herein, commencing as provided below, unless sooner terminated or extended as hereinafter provided (the "Initial Term"). The Initial Term of this Lease shall commence on or about November 1, 2000 (the "Commencement Date"). Lease will not commence until Landlord has received a Certificate of Occupancy from the Municipal Building Authority, which certificate may be of a temporary nature if only minor work is required to be completed.

         If the Commencement Date is a day other than the first day of a calendar month, the Initial Term shall be extended for a period of days equal to the number of days between the Commencement Date and the first day of the next calendar month after the Commencement Date (the "Interim Period"). The rent due for the Interim Period shall be the total of the number of days in the Interim Period multiplied by the per diem base annual rental amount to be paid during the first year of the Initial Term, and said rent shall be due and payable to Landlord on the Commencement Date of the Lease.

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                                       2

        Landlord herein grants Tenant the right and option to extend the term of this Lease for one (1) additional period of five (5) years from the expiration date of the Initial Term or applicable extension period. The Term of this Lease shall be extended for the forthcoming extension period provided: (a) written notice of Tenant's election to exercise its right and option to extend the term of this Lease as set forth herein is given to the Landlord at least one
(1) year prior to the expiration of the Initial Term or each applicable extension period; and (b) no default exists under the Lease and Landlord has not elected to deny the Tenant the option to extend the term of this Lease due to the existence of any default. If the Tenant has properly given notice of its intent to exercise its option to extend the term of this Lease as aforesaid and Landlord has not elected to deny the Tenant the option to extend the term of this Lease based on occurrence of an event of default hereunder, then the term of this Lease shall be duly extended for the applicable extension period upon all of the same terms, provisions and conditions, except as hereinafter provided and all references contained in this Lease to the term hereof shall be construed to refer to the Initial Term as extended, whether or not specific reference thereto is made in this Lease.

         3. Rent.
                  (a) The rent for the Initial Term of this Lease shall be as follows: for each of the first five (5) years of the Initial Term, Tenant shall pay to Landlord a base annual rental amount of $429,996.00 in equal minimum monthly installments of $35,833.00 payable in advance on the first day of each and every month without prior demand by Landlord. For each year of the second five (5) years of the Lease, Tenant shall pay to Landlord a base annual rental amount of $494,496.00 in equal minimum monthly installments of $41,208.00 payable in advance on the first day of each and every month without prior demand by Landlord.

                  (b) The rent for the extension period shall be as follows: for each of the five (5) years of the extension period, Tenant shall pay to Landlord a base annual rental amount of $568,680.00 in equal minimum monthly installments of $47,390.00 payable in advance on the first day of each and every month without prior demand by Landlord.

                  (c) If any installment of rent due from Tenant is not received by Landlord within ten (10) days of when such installment is due, Tenant shall pay to Landlord an additional sum of five (5%) percent of the overdue rent as a late charge. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

                (d) Upon Landlord sending Tenant an invoice together with reasonably detailed supporting documentation, Tenant agrees to pay to the Landlord within thirty (30) days of said invoice as additional rent, in addition to the amounts payable pursuant to paragraphs 3(a) and 3(b) above, one hundred percent (100%) of the Operating Expenses of the Premises (as hereinafter defined). "Operating Expenses" shall mean any and all costs and expenses incurred in connection with the Premises including, but not limited to, (i) utilities, sewer rents and charges for water, steam, electricity, heat, gas, hot water, power and any other service or services furnished to the Premises; (ii) labor, materials, costs and expenses in connection with the operation, repair and maintenance of the Building and Premises; (iii) amounts charged to the Landlord by contractors for services, materials and supplies furnished in connection with the operation, repair and/or maintenance of any part of the Building and Premises, including, but not limited to, storm water control, sanitary control, removal of snow and ice, landscaping and parking lot repair and maintenance. Landlord shall attempt to bill Operating Expenses on a monthly basis.

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                                       3

        4. Taxes. Tenant shall pay before delinquency all taxes, general and special assessments, license fees, and other charges that are levied and assessed against the Building and Premises and Tenant's personal property (hereinafter collectively referred to as "Taxes") installed or located in or on the Building and that become payable during the term of this Lease. Tenant shall also be responsible for all other charges that may be levied in lieu of real estate taxes such as sewer taxes, etc. Any and all real estate and personal property tax abatements provided by any governmental authority shall accrue to the Tenant.

         5. Utilities; Extra Services. Tenant shall be solely responsible for and shall promptly pay directly to the proper utility company for any and all water, steam, electricity, heat, gas, hot water, light, power and any other service or services furnished to the Premises. The Tenant shall pay for all extra services requested by Tenant and utilities, including, but not limited to, telephone, that are not furnished to the Premises or the occupants thereof by the Landlord during the term of this Lease but which services are furnished to the Premises at the request of the Tenant. To the extent that these utilities are not billed directly to Tenant, Tenant shall reimburse Landlord on a monthly basis for Landlord's costs in furnishing the above-mentioned utilities and services to the Premises within thirty (30) days after Tenant receives an invoice from Landlord, together with copies of the applicable bill. Landlord shall not be liable for failure to furnish any and all utilities or services to the Premises, unless failure to furnish such utilities or services is due to the gross neglect or misconduct of Landlord.

         If Landlord constructs new or additional utilities installations, including, without limitation, wiring, plumbing, conduits and mains, resulting from Tenant's changed, increased, or excessive utility or service requirements, the Tenant shall on demand pay to Landlord the total cost of these items.

         6. Net Lease. The purpose and intent of Landlord and Tenant is that the minimum annual rental paid by Tenant to Landlord shall be absolutely net to the Landlord so that this Lease shall yield, net to Landlord, the base annual rent specified herein during and throughout the term of this Lease, and that all costs, expenses and obligations of the Tenant under this Lease of every kind and nature whatsoever, which may arise or become due during or relating to the term of this Lease shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same except as stated in paragraphs 9 and 33. If it is determined that environmental problems existed prior to the commencement of the Lease, Landlord shall not hold Tenant responsible for such environmental problems which were found to exist prior to the commencement of the Lease.


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                                       4

        7. Security Deposit. Upon execution of this Lease, Tenant shall deposit and maintain with Landlord a security deposit in an amount equivalent to one (1) month of the monthly base rental currently payable by Tenant under this Lease. Tenant shall increase the security deposit immediately on demand as the monthly base rental payable hereunder increases so that the security deposit shall always equal one (1) month of the applicable monthly base rental. If Tenant is in default, Landlord, may, but is not required, and in addition to any other remedy, use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. If Landlord uses any or all of the security deposit in a manner permitted under this Lease, Tenant agrees within ten (10) days after notice to restore the amount of the security deposit held by Landlord to the level required under this Lease prior to said use by Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord's general funds or can commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit. Landlord shall return the security deposit within forty five (45) days of the termination of the Lease and Tenant surrendering possession of the Premises.

         8. Construction. Landlord shall proceed with the construction of the Building in accordance with the plans and specification prepared by Landlord attached hereto as Exhibit B after Tenant shall have accepted and approved such plans and specifications in writing and the City of Torrington has issued all necessary approvals and permits for any necessary or appropriate construction in connection therewith. Tenant shall have the right to install its fixtures, partitions, related work and equipment during construction by Landlord, provided Tenant provides Landlord with prior written notice, and Tenant does not interfere with any construction by Landlord or Landlord's servants, agents, employees and/or contractors, and Tenant provides Landlord with adequate and proper insurance coverage, satisfactory to the Landlord, naming Landlord as an additional insured. All Tenant's work is and shall be at the Tenant's sole cost and risk, and Tenant shall hold Landlord and Landlord's agents harmless against any claims for injury to person or damage to property arising out of Tenant's work. If there shall be a delay in the construction or repair of the Demised Space by Landlord caused by strikes, riots, acts of God, shortages of labor or materials, national emergency, governmental restrictions, laws or regulations, or any other cause or causes beyond Landlord's control, such delay shall not be a violation of this Lease and the time periods set forth in this Lease for any such work shall, at Landlord's option, be extended for a period of time equal to the period of the delay.
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                                      5

         9. Maintenance and Repair. The Landlord agrees to make any and all necessary structural repairs to the Premises, unless said structural repairs shall have been necessitated by the act or neglect of the Tenant. Landlord shall use reasonable efforts to the extent commercially practicable to make said structural repairs during non-business hours of the Tenant. "Structural Repairs" shall be limited to repairs to the roof, beams, columns, and foundation of the Building. The Tenant shall at its own cost and expense provide cleaning and janitorial services for the Premises. Tenant shall at its own cost and expense, take good care of, maintain, and make necessary repairs and/or replacements to the Premises, including but not limited to, the fixtures and equipment therein (including the heating, ventilating, and air conditioning systems) and appurtenances thereto. All warranties on equipment, material, and labor which have been provided to Landlord for portions of the construction work which were issued from the building contractors shall be assigned to Tenant.

         Tenant shall be responsible for all day-to-day management of the Premises. To the extent Tenant requests that Landlord provide day-to-day management services for the Premises and Landlord elects to provide said services, Landlord shall receive a management fee from Tenant equal to ten (10%) percent of the cost of services provided to the Premises through Landlord's management.

         If, within thirty (30) days after written notice from Landlord, Tenant has not diligently commenced to make the repairs described below, Landlord, at Landlord's option but at Tenant's expense, may make all repairs, in and about the Premises as shall be required by reason of (i) the installation, use or operation of Tenant's property in the Premises; (ii) the moving of Tenant's property in and out of the Premises; (iii) the misuse, misconduct, act or neglect of Tenant or any of its employees, agents, representatives, contractors, or invitees within the Premises; or (iv) the misuse, misconduct, or negligent act of Tenant or any of its employees, agents, representatives, contractors, or invitees with regard to the exterior of the Premises.

         10. Self Help. Tenant covenants and agrees that if the Tenant shall, at any time, fail to perform any covenant in this Lease, or fail to make any payment or perform any act on its part to be made or performed as set forth in this Lease, then the Landlord may, at the Landlord's option but without any obligation, and with thirty (30) days notice -(except in an emergency or other situation in which additional costs may likely occur if immediate performance is not made in which case no notice will be required) to Tenant and without waiving or releasing Tenant from any obligation of Tenant in this Lease contained, perform any other act on the part of the Tenant to be made or performed as set forth in this Lease, in such manner and to such extent as Landlord may deem desirable. Any necessary and incidental costs and expenses incurred in connection with the performance of any such act by Landlord, shall be deemed additional rent hereunder and except as otherwise in this Lease expressly provided, shall be payable to Landlord on demand or at the option of the Landlord, may be added to any rental due or thereafter becoming due under this Lease. Tenant covenants to pay any such sum or sums and Landlord shall have the same rights and remedies in the event of non-payment thereof by Tenant as in the case of default by Tenant in payment of any other sums due hereunder.


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                                       6

        11.  Ownership  of  Property.  Except as listed in  Exhibit B  attached
hereto,   any   and   all  fixtures,  improvements,  mechanical  systems,   and
appurtenances, attached to or built into the Premises prior to the commencement of this Lease, at the commencement or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, and shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Lease expressly provided in Exhibit "C" attached.

         All movable partitions, business and trade fixtures, machinery and equipment, communications equipment, and office equipment, which are installed in the Premises by the Tenant, and all furniture, furnishings, counters, and other articles or movable personal property owned by Tenant and located in the Premises (all of which are hereinafter sometimes called "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by it at any time during the term of this Lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damages to the Premises resulting from such removal. On completion of such removal, Tenant shall make such additional repairs and do such additional patching as Landlord may deem reasonably necessary to restore the Premises, including the Premises, to its condition prior to (i) the installation of Tenant's fixtures and partitions; and (ii) to the making of such erections, improvements and additions, reasonable wear and tear excepted.

         Tenant's Property shall be removed by Tenant prior to the termination of the Lease and Tenant shall repair any and all damages to the Premises resulting from such removal as set forth above. Any items of Tenant's Property which shall remain in the Premises after the termination of the term of this Lease shall be deemed to have been abandoned, at the option of the Landlord, and either may be retained by Landlord as its property or may be disposed of, with accountability, at Tenant's expense, in such manner as Landlord may see fit.

         12. Alterations. Tenant shall not make any exterior or structural alterations to the Building or Premises without Landlord's prior written consent. Tenant may make interior, non-structural alterations to the Building without Landlord's prior written consent, provided the cost of said alterations does not exceed $50,000.00, but in no event shall Tenant cut any openings in the exterior walls or roof nor remove any portions of the floor without Landlord's prior written consent, which consent shall not be unreasonably withheld. In no event shall any alteration be permitted which will diminish the value of the Premises. To the extent Landlord consents to an alteration, then Tenant, at Tenant's sole cost and expense, shall obtain approvals and certificates required by any governmental or quasi governmental bodies required or necessary in connection with any alterations made by Tenant in the Building. Tenant shall not commence any such work without first delivering to the Landlord (i) a policy or policies of compensation, liability and property damage insurance, naming Landlord as additional insured, in limits and with companies reasonably acceptable to the Landlord; and (ii) lien waivers satisfactory to Landlord.


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                                       7

         13. Encumbrances. Should Tenant cause any improvements, alterations, or repairs to be made to the Premises, or material furnished or labor performed therein or thereon, Landlord shall not under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished thereto; all such improvements, alterations and repairs, and materials and labor, shall be made, furnished and performed at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen for furnishing labor and material thereto. The Tenant shall furnish to the Landlord all such waivers and releases of liens or claims upon the Premises and upon any fixtures, equipment, and/or personal property located therein as the Landlord legally may require prior to the commencement of the furnishing of any labor or materials by any person. If any mechanic's or other lien, charge or order for the payment of money shall be filed against the Premises or any improvement thereon, or against the Landlord (whether or not such lien, charge or order is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record or bonded within - sixty (60) days after the date of filing thereof, and Tenant shall indemnify and save harmless Landlord from and against all losses, claims and damages including reasonable attorneys' fees, resulting therefrom which arise by virtue of acts or omissions of Tenant, its agents or independent contractors. Tenant shall not be liable for liens filed due to work performed by Landlord.

         If the Tenant fails to discharge or cause any such lien to be discharged as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be obligated to, discharge the same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount, so paid by the Landlord and all costs and expenses including attorneys' fees incurred for the discharge of such lien, shall be immediately due and payable by the Tenant to the Landlord on demand.

         14. Compliance With Laws, Ordinances, Regulations. During the term of this Lease, Tenant shall, at its own cost and expense promptly observe and comply with all laws, orders, regulations, rules, ordinances and codes of the federal, state, town, county and municipal governments and of all other governmental and public authorities affecting the Building and the Premises, or the use and occupancy thereof, or appurtenances or any part thereof, and of all their departments, bureaus, or officials having jurisdiction, and/or any other body exercising similar functions, whether such laws, orders, regulations, rules, or ordinances relate to alterations, replacements, or repairs either inside or outside, extraordinary or ordinary, to or in and about the Building and Premises, or to any privileges appurtenant thereto or connected with the enjoyment thereof, or to changes or requirements incident to or as a result of any use or occupation thereof, or to any cause or condition created by Tenant, or to any breach of any of Tenant's obligations hereunder, or otherwise, and whether the same are in force at the commencement of the term of this Lease, or may in the future be passed, enacted or directed, and Tenant shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the provisions of this paragraph. Tenant shall be permitted to contest any of the foregoing in good faith, provided such contest shall not subject Landlord to any cost, expense, penalty or forfeiture.
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                                       8

         15. Environmental Condition of the Premises. As used herein, the following terms shall have the following meanings:

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) as heretofore or hereafter amended from time to time.

         "Environmental Laws" means all present and future laws (whether common law, statute, rule, order, regulation or otherwise), permits, and other requirements or governmental authorities applicable to the Premises and relating to the environment or to any Hazardous Substance or Hazardous Substance Activity (including, without limitation, CERCLA, the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., environmental laws administered by the Environmental Protection Agency and similar laws and regulations of the State of Connecticut.

         "Hazardous Materials" shall mean (i) any "hazardous waste" as defined in RCRA, as amended, 42 U.S.C. Section 6901 et seq., CERCLA, as amended, 42 U.S.C. Section 9601 et seq., the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1802 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq., applicable environmental statutes of the State of Connecticut and any regulations now or hereafter promulgated pursuant thereto; (ii) any mixture of sewage or other waste material that passes through a sewer system to a treatment facility; (iii) any industrial waste-water discharges subject to regulation under Section 402 of The Clean Water Act, 33 U.S.C. Section 1342 et seq.; (iv) any source, spent nuclear or by-product material as defined by the Atomic Energy Act of 1954, 42 U.S.C. Section 2014; and (v) domestic sewage.

         "Hazardous Materials Contamination" shall mean the contamination of the improvements, facilities, soil, groundwater, air or other elements on or of the Premises by Hazardous Materials, or the contamination of the Building, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time emanating from the Premises.
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                                       9

                  (a) Tenant's Covenants. Tenant agrees (i) that Tenant will not violate any environmental laws; (ii) that Tenant will not use, store, dispose, or generate any Hazardous Materials on the Premises in violation of any laws, rules and/or regulations and shall dispose of any Hazardous Materials it may generate strictly in compliance with all laws, rules and/or regulations applicable to such Hazardous Materials; (iii) that the Tenant will not cause or permit any condition which would create Hazardous Material Contamination on the Premises; (iv) to give notice to the Landlord immediately upon the Tenant's acquiring knowledge of the presence of any Hazardous Materials on the Premises or of any Hazardous Materials Contamination with a full description thereof; (v) to give notice to the Landlord immediately of any notice of violation of any laws, rules or regulations regulating Hazardous Materials or any requests for information from any federal, state, county, regional or local governmental authority concerning Hazardous Materials and Hazardous Materials Contamination on the Premises; (vi) to promptly comply with any governmental requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination generated, located, or placed on or at the Premises after the commencement of this Lease by Tenant or Tenant's employees, agents, representatives, contractors, or invitees (collectively the "Tenant Parties") and provide the Landlord with satisfactory evidence of such compliance.

                  (b) Indemnification. Tenant covenants and agrees at all times to indemnify, hold harmless and defend Landlord, its successors and assigns, from and against any and all liability, loss, damage, cost, expense (including, without limitation, reasonable attorney's fees and expenses), cause of action, suit, claim, demand or judgment against the Tenant, Landlord, affiliate owner of the Landlord, and/or the Premises of any nature pertaining to hazardous substances or solid or hazardous waste materials or other waste-like or toxic substances located, placed, or generated at or on the Premises by the Tenant or any Tenant Parties after the commencement of the term of this Lease, including, but not limited to liens or claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under CERCLA, RCRA, the CWA or any other federal, state or municipal law or regulation or tort, contract or common law.

                  (c) Landlord's Right to Remove Hazardous Materials. The Landlord shall have the right but not the obligation, and without in any way limiting the Landlord's rights and remedies, to enter onto the Premises or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials Contamination on the Premises following receipt of any notice from any person or entity asserting the existence of any Hazardous Materials Contamination pertaining to the Premises or any part thereof which, if true, could result in an order, suit, or imposition of a lien on the Premises. All costs and expenses paid or incurred by the Landlord in the exercise of any such rights shall be payable by the Tenant upon demand if such Hazardous Materials Contamination is generated, located, or placed on or at the Premises by the Tenant or any of the Tenant Parties after the commencement of the term of this Lease. Landlord's exercise of said right will not excuse or change Tenant's initial obligations to undertake necessary actions to remove Hazardous Materials from the Premises.

         THE PROVISION OF THIS PARAGRAPH ENTITLED Environmental Condition of the Premises SHALL SURVIVE THE BREACH, EXPIRATION, OR TERMINATION OF THIS LEASE.

         16. Use. The Premises shall be solely used for manufacturing and related office uses. Manufacturing includes processing of raw materials, fabrication of components, assembly of components, manufacturing process development, storage of raw materials, components and finished goods, and rework, remanufacture, disassembly and analysis of products returned from testing or from customers.

         17. Waste; Nuisance. Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or annoyance to the Landlord, occupants of adjacent properties or other tenants located at or in the Premises.

         Tenant shall (a) keep the Building and exterior and interior portions of windows, doors and all other glass or plate glass fixtures in a neat, clean, sanitary and safe condition; and (b) neither place, store nor display merchandise, goods or personal property outside the confines of the Building, in any sidewalk, parking area, or any portion of the Premises if such placement, storage, or display is unsafe or is in violation of any laws, ordinances, etc.

         18. Overloading. Tenant shall not do anything on or at the Premises that will cause damage to the Premises and Building. The Premises and Building shall not be overloaded. No machinery, apparatus or other appliance shall be used or operated in or on the Premises or Building that will in any manner injure, vibrate, or shake the Premises and/or Building.

         19. Inspection. The Landlord may enter and inspect the Premises at any reasonable time upon reasonable notice to Tenant for the purpose of enabling Landlord to be informed as to whether the Tenant is complying with the terms, covenants and conditions hereof, and to enable the Landlord to perform such acts as Tenant shall fail to perform as required under the Lease. Landlord, or any of its employees, agents, contractors, mortgagees or potential mortgagees, may also enter the Premises at any reasonable time upon reasonable notice to inspect or examine any and all meters recording or registering the furnishing of any utility services to Tenant or any other tenant of the Landlord.

         Landlord, or any of its employees, agents, contractors, landlords, mortgagees or future mortgagees, shall also have the right to enter the Premises or any part thereof, at any reasonable time upon reasonable notice to perform any such maintenance, improvements, alterations, repairs or changes to the Premises that Landlord desires to make as may be provided for by this Lease or as may be required to make by law or in order to repair and maintain the Premises. Landlord shall be allowed to take all materials into and upon the Premises that may be required for such repairs, changes, repainting or maintenance, without any liability of the Landlord to Tenant. Landlord shall have the right to enter on and/or pass through the Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Premises. In addition, during the last year of the term of this Lease, Landlord may enter the Premises at all reasonable hours with reasonable notice during business hours of the Tenant to show the Premises to prospective tenants or purchasers, and may place appropriate signs thereon.

         Notwithstanding the right of inspection of the Landlord, Tenant is and shall be in exclusive control and possession of the Premises as provided herein, and Landlord shall not in any event be liable for any injury or damage to any property or to any person happening in or about the Premises, except for injury or damage caused by willful misconduct or gross negligence of Landlord or its agents.

         20. Default. Upon the happening of any one or more of the following events or circumstances, the Tenant shall be in default under this Lease:

                  (a) The failure of the Tenant to timely and fully pay any rent or the Tenant's proportionate share of Operating Expenses within five (5) days after written notice from Landlord indicating failure to make said payment on the day appointed for said payment or the failure of the Tenant to timely and fully pay any other assessments, taxes, damages, amounts, charges, fees, sums, etc. required by this Lease within fifteen (15) days after written notice from Landlord indicating failure to make said payment on the day appointed for said payment. However, after providing any two (2) such notices in any twelve (12) month period during this Lease, Landlord shall not be required to send any additional notices of nonpayment to Tenant. and Tenant shall be immediately in default upon Tenant's failure to make an above described payment on the required payment date.

                  (b) The failure of the Tenant to commence performance and diligently complete performance of any one or more of its other covenants under this Lease within thirty (30) days after written notice to the Tenant specifying the covenant or covenants the Tenant has not performed and the failure of the Tenant to remedy such failure to perform within said thirty (30) day period. In the event, however, that Tenant fails to perform any one or more of the terms, covenants, conditions, or agreements of this Lease on two (2) occasions during any one (1) year term of this Lease, then any subsequent failure by Tenant to perform any one or more of the terms, covenants, conditions or agreements under this Lease shall constitute an incurable default at the option of the Landlord.

                  (c) The making by the Tenant of an assignment for the benefit of its creditors.

                  (d) The levying of a writ of execution or attachment on or against the Premises, Building, or the Premises if the same is not released or discharged within ninety (90) days thereafter.

                  (e) The instituting of proceedings in a court of competent jurisdiction for the involuntary or voluntary bankruptcy, arrangement, reorganization, liquidation or dissolution of the Tenant under the Federal Bankruptcy Rules (as now or hereafter in effect) or any federal or state bankruptcy or insolvency act applicable to Tenant or Tenant's business, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of the Tenant, and said proceedings are not dismissed, or any receiver, trustee, or liquidator appointed therein is not discharged within ninety (90) days after the institution of said proceedings.

         Upon the occurrence of any one or more of the above-mentioned events or circumstances, the Landlord may, at the Landlord's option, give notice to the Tenant stating that the term of this Lease is terminated on a date set forth in the notice and if such notice shall be given, the term of this Lease shall terminate on the date so stated in the notice. Notwithstanding any such termination, the Tenant shall remain liable to the Landlord as hereinafter provided in this Lease.

         21. Remedies of Landlord. If the Tenant is in default under this Lease beyond any applicable notice or cure period, the Landlord shall have the following rights and remedies, in addition to all other remedies at law or equity, and none of the following, whether or not exercised by Landlord, shall preclude the exercise of any other right or remedy whether herein set forth or existing at law or equity:

                  (a) Landlord shall have the right to terminate this Lease by giving the Tenant notice in writing of the termination date of this Lease, and upon the giving of such notice this Lease as well as all the right, title and interest of the Tenant under this Lease shall wholly cease on the termination date set forth in the notice as if such date were the expiration date of the term of this Lease, without the necessity of re-entry or any other act on the Landlord's part. Upon such termination of this Lease, the Tenant shall quit and surrender the Premises to the Landlord. If this Lease is so terminated by the Landlord, the Landlord shall be entitled to recover from the Tenant as damages the worth at the time of such termination of the Lease equal to the excess, if any, of the amount of the rent and additional rent reserved in this Lease for the balance of the term of this Lease, over the then reasonable rental value of the Premises for the same period plus all reasonable costs and expenses of the Landlord caused by the Tenant's default, which sums shall be immediately due and payable from Tenant to Landlord.

                  (b) The Landlord may,  without demand or notice,  re-enter and take possession of the Premises or any part thereof, and repossess the same as of the Landlord's former estate in the manner prescribed by the Connecticut statute relating to summary process and expel the Tenant and those claiming through or under the Tenant, and remove the effects of any and all such persons without prejudice to any remedies for arrears of rent or the Tenant's preceding breach of covenants. Should the Landlord elect to re-enter as provided in this paragraph or should the Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, the Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof for such terms and at such rental, and upon such other conditions as the Landlord may deem advisable, with the right to make alterations and repairs to the Premises. No such re-entry or repossession of the Premises by the Landlord shall be construed as an election on the Landlord's part to terminate this Lease unless a written notice of termination is given to the Tenant by the Landlord. No such re-entry or repossession of the Premises shall relieve the Tenant of its liability and obligation under this Lease, all of which shall survive such re-entry or repossession. Upon the occurrence of such re-entry or repossession, the Landlord shall be entitled to liquidated damages in the amount of the monthly rent, additional rent, taxes, fees, charges, assessments, and other sums, which would be payable hereunder if such re-entry or repossession had not occurred, less the net proceeds, if any, of any reletting of the Premises after deducting all the Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration costs, and expenses of preparation for such reletting. The Tenant shall pay such liquidated damages to the Landlord on the days on which the rent, additional rent, or any other sums due hereunder would have been payable hereunder if possession had not been retaken. Notwithstanding any re-entry without termination, Landlord may at any time thereafter elect to terminate the Lease.

         Landlord shall be entitled to attorney's fees incurred by Landlord in the event that it shall retain an attorney to enforce the provisions of this Lease or suit shall be brought for recovery of possession of the Premises, for recovery of base rent or additional rent or because of the breach of any other covenant herein contained on the part of Tenant to be performed. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. All remedies and rights given to Landlord are distinct, separate, and cumulative, and no one of them whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others provided herein or existing at law or in equity.

         22. Assignment. Tenant shall not assign, mortgage or encumber this Lease in whole or in part, nor sublet all or any part of the Premises without Landlord's consent which consent shall not be unreasonably withheld, as described below. Any such consent shall not constitute a waiver of the necessity for consent to any subsequent assignment or subletting. This prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. It will be reasonable for Landlord to withhold its consent to a sublease or assignment of the Premises if: (a) the use of any subleased space within the Premises or the use of the assigned space fails to comply and be in accordance with the permitted use of the Premises set forth in this Lease; (b) or the Landlord determines in its reasonable discretion that the proposed assignee or sublessee does not have a comparable credit standing, image, reputation, use of the subleased or assigned space and business operating hours as that of the Tenant. No assignment or subletting shall be effective until consented to in writing by Landlord and until an instrument in form reasonably satisfactory to Landlord's counsel has been delivered to Landlord under the terms of which the assignee or sublessee, as the case may be, has effectively assumed and agreed to perform all the terms and conditions contained in this Lease. If this Lease is assigned or if the Premises or any part thereof is occupied by anybody other than the Tenant, Landlord may collect rent from the assignee(s) or occupant(s) and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this provision or the acceptance of the assignee(s), undertenant(s) or occupant(s) as Tenant, or as a release of Tenant from the further performance by Tenant of the provisions on its part to be observed or performed herein.

         23. Waiver. The failure of the Landlord to insist upon a strict performance of any of the terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants and conditions. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. No act or conduct of Landlord, including without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before expiration of the term of this Lease. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

         24. Surrender. The Tenant shall on the last day of the term of this Lease, or upon the sooner termination of the term of this Lease, surrender and deliver up the Premises, leasehold improvements, replacements, alterations and additions constructed, erected, added or placed by the Tenant thereon and deemed to be the property of the Landlord under this Lease to the Landlord and Tenant shall also make such restoration of the Premises as Landlord may require pursuant to this Lease. Tenant shall deliver all keys and combinations to any and all locks and safes that have not been removed from the Premises, whether or not Landlord has granted Tenant permission to leave such locks and safes in or at the Premises. The condition of the Premises shall be in first class order, condition, and repair, subject to reasonable wear and tear.

         25. Quiet Enjoyment. Landlord covenants and warrants that the Tenant, upon making all of Tenant's payments as and when due under this Lease, and upon Tenant performing, observing, and keeping the covenants, agreements, and conditions of this Lease on Tenant's part to be kept, shall peaceably and quietly have, hold and occupy the Premises for the term of this Lease without hindrance and molestation from Landlord, subject to the terms and conditions of this Lease.

                                       15
         26.      Insurance.

                  (a) It shall be the Landlord's obligation to obtain an All Risk Insurance policy including earthquake and flood in an amount equal to the full replacement value of the Building and all of the improvements to the Building in addition to the Landlord's comprehensive general liability insurance which the Landlord may carry on the Premises. In addition, the Landlord may obtain Environmental Impairment insurance as may be available for the Premises. The cost of such insurances will be reimbursed to the Landlord by the Tenant within thirty (30) days after the Tenant receives an invoice from the Landlord for such insurances. Copies of the applicable bills will be forwarded to the Tenant if requested by the Tenant. Tenant shall not be liable for the cost of Landlord's insurance prior to commencement of the Lease.

                  (b) Tenant shall, at its sole cost and expense, maintain comprehensive general public liability insurance against claims for bodily injury, death, or property damage occurring on, in, or about the Premises, Building, and the Premises, and on, in or about the adjoining property, parking areas, driveways, common areas, etc., with such insurance to afford minimum protection during the term of this Lease of not less than Three Million Dollars ($3,000,000.00) per person and per occurrence. Tenant shall obtain insurance of One Million Dollars ($1,000,000.00) for property damage against any and all liability arising out of the occupancy, maintenance, and use of the Building and the Premises.

                  (c) Tenant at its cost shall maintain on all its personal property, Tenant's improvements, and alterations, in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.

                  (d) Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for herein. Any and all companies providing any insurance policy required under this Lease must be qualified to do business in the State of Connecticut and be satisfactory to the Landlord. Tenant shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies qualified to do business in the State of Connecticut and satisfactory to the Landlord shall be willing to write and/or to continue such insurance. In the event that Tenant engages in activities causing an increase in Landlord's insurance premium, Tenant shall pay such increase upon demand from Landlord. It is further understood and agreed that if a loss occurs regarding the Premises and both the Landlord and Tenant carry insurance to cover such loss, the loss first shall be paid from the insurance carried by Tenant.

                  (e) Tenant shall provide Landlord with certificates of all policies of insurance provided for herein prior to the earlier of the commencement of the term of this Lease or the taking of possession of the Premises by the Tenant. All such policies shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same and with such prepayment representing at least one (1) year's premium prepaid. All said policies shall name Landlord and Landlord's mortgagee, if any, and any agent of Landlord designated by the Landlord, if any, as an additional insured as its interests may appear.

         All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided. Each such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days' prior written notice to Landlord.

         All insurance policies required to be written on behalf of the Tenant pursuant to this paragraph shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against the Landlord's servants, agents and employees, whether any such damage is caused by the act, omission or negligence of the Landlord or the Landlord's servants, agents and employees. The Tenant hereby waives all rights of recovery against the Landlord for loss or injury against which the Tenant is or may be protected by insurance. Neither Landlord, its servants, agents or employees, shall be liable to the Tenant for any damage, loss or injury arising from the risks or perils insured against under any insurance policy required to be obtained by Tenant under this Lease.

         The Tenant agrees that if the Tenant fails to take out or to keep in force any such insurance required by this Lease, or should any such insurance not be approved by the Landlord and should the Tenant not rectify the situation within forty-eight (48) hours after written notice by the Landlord to the Tenant (stating, if the Landlord does not approve of such insurance, the reasons therefor) the Landlord has the right without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be immediately paid by the Tenant to the Landlord on demand, without prejudice to any other rights and remedies of the Landlord under this Lease.

         27. Indemnification. Notwithstanding any other terms, covenants, and conditions contained in this Lease, the Tenant shall indemnify and save harmless Landlord and its agents from and against any and all loss (including, but not limited to, loss of any rent payable by the Tenant pursuant to this Lease), claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising from or out of the occupancy or use by the Tenant of the Premises, or any part thereof or any work or thing whatsoever done, or any condition created

(other than by the willful misconduct of Landlord, its agents, servants or employees) in or about the Premises, during the term of this Lease or during any other period of time that Tenant may have been given access to the Premises, or arising from any act or omission of Tenant or any of its subtenants, assigns or licensees or its or their employees, agents, contractors, guests or invitees. In case any action or proceeding be brought against Landlord, by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by attorneys reasonably acceptable to Landlord. If the Landlord shall, be made a party to any litigation, proceeding, action or controversy commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation, proceeding, action or controversy, unless such litigation, proceeding, action or controversy arises solely due to the willful misconduct of the Landlord. Tenant shall also pay all costs, expenses and legal fees that may be incurred or paid by the Landlord in enforcing the terms, covenants and conditions in this Lease, to the extent permitted by law. This paragraph shall be read in conjunction with all other provisions of this Lease.

         28. Remedy of Tenant. In the event of default by Landlord under the terms of this Lease, Tenant's sole and exclusive remedy for monetary damages caused by the Landlord's default (including reasonable attorneys' fees and reasonable costs and expenses) shall be against Landlord's interest in the Premises and in no event shall any action be brought against other assets of the Landlord, its partners or principals for any claim for money damages of any kind, nature or description. In addition, any action brought by Tenant for monetary damages arising from a default by Landlord hereunder shall not include any claim for consequential damages or lost profits. Tenant hereby waives any and all claims and rights to recover consequential damages or lost profits arising from Landlord's default hereunder.

         29. Estoppel Certificates. Tenant agrees, at any time and from time to time as requested by Landlord, upon seven (7) days prior notice, to execute and deliver to Landlord or any mortgagee, proposed mortgagee or purchaser, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and that there are no defenses or offsets against the enforcement of this Lease by Landlord or the nature thereof, certifying the amount of the rent and additional rent and the dates to which the rent and additional rent have been paid, expressing the commencement and expiration dates of this Lease, stating whether Landlord is in default of performance of any of its obligations under this Lease, and, if so, specifying each such default of which the Tenant may have actual knowledge, and certifying the amount of any security deposited with Landlord. Any such statement may be relied upon by others with whom the Landlord may be dealing. The failure of Tenant to execute, acknowledge and deliver the statement as above required shall constitute an acknowledgment by Tenant that this Lease is unmodified and in full force and effect and shall constitute as to any person a waiver of any and all defaults of Landlord which may have existed prior to such request. Landlord shall provide to Tenant under similar terms, estoppel certificates to Tenant as Tenant may require.

         30. Subordination. The Tenant agrees that this Lease and the Tenant's interest hereunder shall be subordinate to any security agreement and/or mortgage to a bank or other institution as well as any easements granted to any governmental or quasi governmental authority or body or any utility company. Upon request of the Landlord or Landlord's mortgagee, Tenant agrees to promptly execute and deliver any and all documents subordinating its right under this Lease as aforesaid within seven (7) days of a request by Landlord. The word "mortgage" as used herein includes, but is not limited to, mortgages, deeds of trust, or similar instruments and modifications, consolidations, extensions, renewals, replacements or substitutions thereof. This subordination shall be automatically effective at such time or times as any and all future security agreements and/or mortgages come into existence without the necessity for the Tenant to execute any further instruments. Such mortgagee shall provide a non-disturbance clause which will honor the Tenant's lease as long as Tenant is not in default.

         31. Destruction or Damage. In case of any casualty to the Building or the Premises, Tenant shall promptly give written notice thereof to Landlord. Landlord shall, at its expense but only to the extent of available insurance proceeds disbursed to Landlord, restore, repair and rebuild or alter the
Premises as nearly as practicable to its condition and character immediately prior to such damage or destruction. Such restoration, repairs, replacements, or rebuilding shall be commenced and prosecuted with reasonable diligence. The term of this Lease shall be extended by the period of time Tenant is prevented from occupying the Premises during the course of the repair, rebuilding or restoration of the Premises. Within sixty (60) days or sooner of such casualty, Landlord shall provide a schedule for rebuilding and restoration and if such schedule determines that Landlord cannot complete the restoration and repair of the Premises within nine (9) months after such fire or other casualty, then Tenant may terminate this Lease and Tenant's liability for rent and all liability of the Landlord under this Lease shall cease upon Tenant's termination of said Lease.

         If the Premises, or any portion thereof, is rendered untenantable due to the occurrence of casualty, all rent shall be equitably abated by Landlord from the date of such casualty to the date of restoration or repair by Landlord. Subject to the terms hereof, no destruction of or damage to the Premises or any part thereof by fire or any other casualty shall permit Tenant to surrender or terminate this Lease and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit and surrender this Lease or the Building or any part thereof.

         32. Condemnation. If the whole or any part of the Building shall be taken by right of eminent domain or by a conveyance in lieu thereof or in connection therewith, the Lease shall terminate on the date title shall vest in the condemnor or grantee, and the rents shall be prorated and adjusted as of such date. In the event that the Premises are the subject of a partial taking or conveyance in lieu thereof (hereinafter "partial taking") and Tenant's business is not materially impaired by the partial taking, then Tenant shall pay at the time and in the manner provided above the rent and additional rent herein reserved without reduction and all other charges herein required to be paid by Tenant. In the event that the Premises are the subject of a partial taking and
(i) Tenant's business is materially impaired by the partial taking; and (ii) Tenant provides Landlord with written notice that its business is materially impaired by the partial taking within thirty (30) days after the partial taking, the Lease shall terminate seven (7) days after Landlord's receipt of Tenant's notice of termination. If this Lease is terminated pursuant to this paragraph, all liability of Landlord thereunder shall thereupon terminate. Tenant shall have no claim against Landlord nor be entitled to any portion of the award or compensation paid or to be paid for any such taking or conveyance, and Tenant hereby waives and sets over to Landlord any award, claim or demand whatsoever, if any, to which Tenant is or may be entitled by reason of such taking or conveyance. Notwithstanding the above, Tenant may make an independent claim upon the relevant authority for moving expenses as a result of said taking or conveyance in lieu thereof, provided said award of moving expenses in no way reduces any award due Landlord as a result of the taking or conveyance in lieu thereof. Tenant will be notified by Landlord upon receipt of any notice of condemnation.

         33. Non-Liability of Landlord. Landlord shall not be liable for any failure of water supply or electric current or of any service by any utility, nor for injury or damage to person (including death) or property caused by or resulting from steam, gas, electricity, water, rain or snow which may flow or leak from any part of the Premises, or from any pipes, appliances or plumbing works of the same, or from any other cause, or from the street or subsurface or from any other place, nor from interferences with light or easements, however caused, except if due to the gross negligent acts of the Landlord.

         Landlord shall have no liability to Tenant by reason of any temporary inconvenience, annoyance, interruption or loss of business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Premises, or in or to the fixtures, equipment or appurtenances of the Premises. Landlord shall minimize each inconvenience, annoyance, interruption or loss of business by performing its repairs or changes with diligence and with minimal disturbance to Tenant.

         The Landlord shall not be required to provide any services or do any act in connection with the Premises except as otherwise specifically provided in this Lease. All rent hereunder shall be paid to the Landlord without any claim on the part of the Tenant for diminution or abatement thereof, and the fact that the Tenant's use and occupancy of the Premises shall be disturbed or prevented from any cause whatsoever shall not in any way suspend, abate or reduce the rental to be paid hereunder except as otherwise specifically provided in this Lease.

        34. Notice. Whenever it is provided herein that a notice or statement shall or may be given or furnished to either of the parties, the said notice shall be in writing, and shall be given, furnished or served by mailing certified mail, postage prepaid, return receipt requested, or with a nationally recognized overnight courier service (which shall include Federal Express):

                  (a) Addressed to Tenant mailing the same to Tenant at Fuel Cell Energy, Inc., Attn: Chris Bentley, President, 3 Great Pasture Road, Danbury, CT 06813, with a copy to Ross Levine, Director of Contracts Counsel at the same address or to such other address as Tenant may from time to time designate by notice given to Landlord.

                  (b) Addressed to Landlord mailing the same to Landlord at 5 Two Mile Road, P.O. Box 945, Farmington, Connecticut 06034, or to such other address as Landlord may from time to time designate by notice given to Tenant.

                  Every notice or statement hereunder shall be deemed to have been given, furnished or served at the time that the same shall be deposited in the United States mails or delivered to the overnight courier service in the manner aforesaid.

         35. Payments. All payments required to be paid and all reports required to be rendered by Tenant to Landlord shall be delivered to the office of Landlord at P.O. Box 945, Farmington, Connecticut 06034 (or at such other place as Landlord may from time to time designate) without any prior demand for the same.

         36. Holding Over. Tenant shall surrender possession of the Premises immediately upon the expiration of the term of this Lease or earlier termination of this Lease. Any holding over after the expiration or termination of the term of this Lease shall be construed to be a tenancy from month to month and terminable by Landlord upon seven (7) days notice to the Tenant. The Tenant shall pay the Landlord one hundred fifty (150%) percent of the per diem rental paid by Tenant prior to the expiration or earlier termination of the Lease along with the additional rent and other charges to be paid by Tenant pursuant to this Lease for the use and occupancy in addition to all Landlord's costs and expenses in removing the Tenant from the Premises, including reasonable attorneys' fees, and shall otherwise be subject to such other obligations and liabilities set forth in this Lease as may be applicable to such occupancy of the Premises by the Tenant. In addition, Tenant shall pay Landlord for any and all damages sustained by Landlord as a result of Tenant's holding over or failure to surrender the Premises, including, but not limited to, lost profits and amounts required to be paid to any tenant or prospective tenant who was to occupy the Premises after the expiration or sooner termination of the Lease, related attorney's fees and brokerage commissions.

         The Tenant hereby waives any notice to quit in the event that the Lease terminates by the lapse of time in accordance with the provisions of Section 47a-25 of the Connecticut General Statutes, Revision of 1958, as amended. The Tenant represents that this waiver is made knowingly and intelligently and that the Tenant conferred with its legal advisors prior to agreeing to this waiver.

         37. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account on the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         38. Signs. Tenant shall not erect or install any sign, awning or other type display whatsoever, either upon the exterior of the Premises, upon or in any window, or in any lobby, hallway or door therein located, without the prior express prior written consent of Landlord, which consent shall not be unreasonably withheld by Landlord. The installation, size and design of any signs, awnings or displays at the Premises shall also be subject to the laws, ordinances, rules and regulations of any federal, state or local governmental authority. The Tenant shall pay all erection, permit and license fees which may be required to be paid for the erection and maintenance of such sign. The Tenant agrees to exonerate, save harmless, protect and indemnify the Landlord from, and against any and all losses, damages, claims, suits or actions for any damage or injury to the person or property caused by the erection, installation, operation, maintenance, and removal of such signs and other installations or parts thereof, and insurance coverage for such signs and installations shall be included in the public liability policy which the Tenant is required to furnish under this Lease. All such signs and other installations shall be removed by Tenant at or prior to the expiration or sooner termination of this Lease at Tenant's sole cost and expense, and Tenant shall immediately repair any damage to the Premises resulting from such erection, installation, operation, maintenance, and removal and shall restore the Premises to the condition designated by Landlord, at Tenant's sole cost and expense.

         39. Brokers. Landlord and Tenant represent and warrant to each other that they know of no person, firm or corporation who is entitled to a brokerage fee or a real estate fee arising out of this. Each party hereto agrees that if any other person or entity makes a claim for brokerage fees or real estate fees of any kind related to this Lease and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend, and hold the other party free and harmless from and against any and all loss, liability, cost, damage, and expense (including reasonable attorneys fees) in connection therewith.

         40. Distinct Parties. Landlord shall in no event be construed, held, or become in any way or for any purpose a partner, associate, or joint venturer of Tenant or any party associated with Tenant in the conduct of its business or otherwise.

         41. Attornment. Tenant shall in the event of the sale or assignment of Landlord's interest in the Premises, or in the event of any proceeding brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Premises, attorn to the purchaser or foreclosing mortgagee and recognize such purchaser or foreclosing mortgagee as Landlord under this Lease; provided, however, that so long as Tenant is not in default hereunder, it shall not be disturbed from the quiet enjoyment of the Premises by such purchaser or foreclosing mortgagee. Tenant agrees that this Lease shall remain in full force and effect in the event that the Landlord, its successors or assigns submit the Premises or any part thereof to a common interest community form of ownership.

         42. Force Majeure. Except for payment by Tenant of the base annual rent, additional rent and all other sums payable to Landlord, the parties hereto shall be excused for the period of any delay in the performance of any obligations hereunder, when prevented from so doing by cause or causes beyond Tenant's and/or Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing or through acts of God.

         43. Sale by Landlord. If Landlord sells or conveys its interest in the Premises, thereafter Landlord shall be automatically relieved of any liability and obligations to Tenant under this Lease and Tenant shall look solely to the new owner or owners for performance of the Landlord's obligations hereunder, provided that the Landlord has transferred the security deposit and Landlord's obligations under the Lease to the new owner of the Premises.

         44. Recording. Tenant shall not record this Lease, but may execute a memorandum or notice thereof in recordable form satisfactory to both Landlord and Tenant.

         45. Captions and Paragraph Numbers. The captions and paragraph numbers are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease or in any way affect this Lease.

         46. Joint and Several Obligations. The term "Party" shall mean Landlord or Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on the Tenant shall be joint and several.

         47. Construction. In construing this Lease, feminine or neuter pronouns shall be substituted for those of masculine form and vice versa, and the plural for the singular, and singular for plural, in any place in which the context may require. In addition, whenever the consent of Landlord is required under this Lease, the consent shall not be unreasonably withheld by the Landlord unless the applicable provision requiring the consent of the Landlord states that Landlord's consent may be withheld by Landlord in its sole discretion.

         48. Authorization. The Tenant shall deliver to the Landlord upon the execution of this Lease a certified copy of a resolution of its board of directors, partners or members, as the case may be, authorizing the execution of this Lease and naming the officer, partner or member that is authorized to execute this Lease on behalf of such entity.

         49. Entire Agreement. This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties, their heirs, administrators, executors, successors or assigns. No representations have been made by either party other than those set forth in this Lease and neither party shall be bound by or held to any representations other than as are set forth in this Lease.

         50. Binding Effect. The terms, covenants and conditions herein shall bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, administrators, executors, successors or assigns. Notwithstanding anything herein to the contrary, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Premises as owner.

         51. Commercial Transaction. Tenant hereby acknowledges that this Lease constitutes a commercial transaction, as such term is used and defined in Connecticut General Statutes Section 52-278(a) of the Connecticut Public Acts, and Tenant hereby waives any prejudgment remedy hearing as therein provided, after a default in paragraph 20 and the applicable notice and cure period has expired..

         52. Outstanding Payments. Upon the expiration or sooner termination of this Lease, any and all outstanding rent and additional rent payable by Tenant to Landlord shall bear interest at the lower of the highest rate permitted by law or twelve (12%) percent per annum from the date any such outstanding sum is due and payable by Tenant hereunder until paid.

         53. WAIVERS. TENANT HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF REDEMPTION GRANTED BY OR UNDER ANY PRESENT OR FUTURE LAWS IN THE EVENT OF TENANT BEING EVICTED OR DISPOSSESSED FOR ANY CAUSE, OR IN THE EVENT OF LANDLORD OBTAINING POSSESSION OF THE PREMISES BY REASON OF THE VIOLATION BY TENANT OF ANY OF THE COVENANTS OR CONDITIONS OF THIS LEASE, OR OTHERWISE.

         LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH THIS LEASE.

         IN ANY ACTION BY LANDLORD RELATING TO THE PAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT HEREBY WAIVES ANY OFFSET, COUNTERCLAIM OR OTHER DEFENSE OTHER THAN PAYMENT. NOTHING HEREIN SHALL BAR TENANT FROM MAKING ANY COUNTERCLAIM OR OTHER DEFENSE FOR ANY CLAIM NOT RELATED TO BASE OR ADDITIONAL RENT. SUCH CLAIMS MAY ONLY BE RAISED IN A SEPARATE COURT ACTION.

         54. Laws of the State of Connecticut. This Lease shall be governed by and construed in accordance with the Laws of the State of Connecticut. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the Law. Landlord and Tenant hereby specifically and irrevocably consent to the jurisdiction of the courts of the State of Connecticut with respect to all matters concerning this Lease and enforcement thereof.

         IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

                                   LANDLORD

In the Presence of:                TECHNOLOGY PARK
                                   ASSOCIATES, L.L.C.

  /ss/                             By     /ss/
-----------------------------            ------------------------------
Gary Capitanio                             Allen Borghesi
                                         Its Member
 /ss/
-----------------
Johnson H. Phillips II
                                   TENANT


                                   FuelCell Energy, Inc.


 /ss/                              By       /ss/
------------------------------            -----------------------------
Gary Capitanio                                Chris Bentley
                                          Its
                                          Duly Authorized
 /ss/
-----------------
Johnson H. Phillips II